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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20579


                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) - January 14, 2005


                                LITTELFUSE, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                       0-20388               36-3795742
(State of other jurisdiction           (Commission            (IRS Employer
      of incorporation)                File Number)         Identification No.)

                  800 E. Northwest Hwy., Des Plaines, IL 60016
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (847) 824-1188

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[___] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[___] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[___] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[___] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

            On January 14, 2005, Littelfuse, Inc. (the "Company") determined that the annual salary for Gordon Hunter, Chairman of the Board, President and Chief Executive Officer of the Company, for 2005 shall be $450,000, effective January 1, 2005.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           LITTELFUSE, INC.

Date:  January 21, 2005                    By:  /s/ Philip G. Franklin
                                              ------------------------
                                           Philip G. Franklin
                                           Vice President, Operations
                                           Support and Chief Financial Officer